                                                  -----------------------------
                                                           OMB APPROVAL
                                                  -----------------------------
                                                  OMB Number:         3235-0570
                                                  Expires:    November 30, 2005
                                                  Estimated average burden
                                                  hours per response....... 5.0
                                                  -----------------------------
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-07678
                                  ---------------------------------------------

                   American Municipal Income Portfolio Inc.
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

        800 Nicollet Mall, Minneapolis, MN                      55402
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

   Joseph M. Ulrey III      800 Nicollet Mall, Minneapolis, MN 55402
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code:   800-677-3863
                                                   ----------------------------

Date of fiscal year end:   January 31, 2004
                        --------------------------
Date of reporting period:  January 31, 2004
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Report to Shareholders

[FIRST AMERICAN (TM) LOGO]

[GRAPHIC]
AMERICAN
MUNICIPAL
INCOME
PORTFOLIO

XAA

JANUARY 31, 2004
ANNUAL REPORT

AMERICAN MUNICIPAL INCOME PORTFOLIO

    TABLE OF CONTENTS

 2   Fund Overview

 9   Financial Statements

12   Notes to Financial Statements

22   Schedule of Investments

32   Independent Auditors' Report

33   Federal Income Tax Information

34   Shareholder Update

PRIMARY INVESTMENTS

A wide range of municipal securities that, at the time of purchase, are rated investment-grade or are unrated and deemed to be of comparable quality by U.S. Bancorp Asset Management, Inc. These securities may include municipal-derivative securities, such as inverse floating-rate and inverse interest-only municipal securities, which may be more volatile than traditional municipal securities in certain market conditions.

FUND OBJECTIVE

American Municipal Income Portfolio (the "Fund") is a diversified, closed-end management investment company. The investment objective is to provide high current income exempt from regular federal income tax, consistent with preservation of capital. The Fund's income may be subject to state or local tax and the federal alternative minimum tax. Distributions of capital gains will be taxable to shareholders. Investors should consult their tax advisors. As with other investment companies, there can be no assurance the Fund will achieve its objective.

OUR IMAGE-GEORGE WASHINGTON

HIS RICH LEGACY AS PATRIOT AND LEADER IS WIDELY RECOGNIZED AS EMBODYING THE SOUND JUDGMENT, RELIABILITY, AND STRATEGIC VISION THAT ARE CENTRAL TO OUR BRAND. FASHIONED IN A STYLE REMINISCENT OF AN 18TH CENTURY ENGRAVING, THE ILLUSTRATION CONVEYS THE SYMBOLIC STRENGTH AND VITALITY OF WASHINGTON, WHICH ARE ATTRIBUTES THAT WE VALUE AT FIRST AMERICAN.


NOT FDIC INSURED  NO BANK GUARANTEE  MAY LOSE VALUE

[CHART]

AVERAGE ANNUALIZED TOTAL RETURNS

Based on Net Asset Value ("NAV") for the period ended January 31, 2004

[CHART]

                           AMERICAN MUNICIPAL     LIPPER GENERAL MUNICIPAL BOND      LEHMAN BROTHERS MUNICIPAL
                            INCOME PORTFOLIO         FUNDS: LEVERAGED AVERAGE             LONG BOND INDEX
One Year                          9.98%                       6.24%                           6.53%
Five Year                        10.33%                       5.97%                           6.06%
Ten Year                          7.64%                       5.94%                           7.13%

The average annualized total returns for the Fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results.
- Average annualized total returns based on the change in market price for the one-year, five-year, and ten-year periods ended January 31, 2004, were 8.77%, 7.81%, and 6.73%, respectively. - Market price returns assume that all distributions have been reinvested at actual prices pursuant to the Fund's dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price.
- PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this Fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell. - The Lipper General Municipal Bond Funds: Leveraged Average represents the average annual total return, with distributions reinvested, of leveraged perpetual and term-trust national closed-end municipal funds as characterized by Lipper Inc. The Lehman Brothers Municipal Long Bond Index is comprised of municipal bonds with more than 22 years to maturity and an average credit quality of AA. The index is unmanaged and does not include any fees or expenses in its total return figures.

FUND OVERVIEW

AMERICAN MUNICIPAL INCOME PORTFOLIO EARNED A TOTAL RETURN OF 9.98% BASED ON ITS NAV FOR THE FISCAL YEAR ENDED JANUARY 31, 2004. The Fund's market price return was 8.77% during the same period. The Fund's competitive group, the Lipper General Municipal Bond Funds: Leveraged Average, generated an average return of 10.33% over the same period. The Lehman Brothers Municipal Long Bond Index, the benchmark comparison for the Fund, which reflects no fees or expenses, returned 7.64%.

THE U.S. ECONOMY EXHIBITED FAIRLY CONSISTENT SIGNS OF RECOVERY THROUGHOUT THE FISCAL YEAR. Interest rates on municipal bonds displayed considerable volatility over the course of the year. A combination of tax cuts and the boom in mortgage refinancing activity helped to spur consumer spending, resulting in stronger economic growth. However, the impact of the recovery seemed to be uneven. Many companies continued to hold off on major investments and the economy failed to generate a new boom in jobs. This appeared to be due, in part, to global economic forces that hurt the U.S. labor market.

[CHART]

PORTFOLIO COMPOSITION
As a percentage of total assets on January 31, 2004

General Obligations                   19%
Municipal Bond Bank                    1%
Utility Revenue                       14%
Transportation Revenue                 7%
Industrial Development Revenue         2%
Other Assets                           1%
Health Care Revenue                   30%
Housing Revenue                       11%
Education Revenue                      5%
Financial Authority Revenue            4%
Economic Development Revenue           1%
Certificates of Participation          2%
Short-Term Securities                  3%

[SIDENOTE]

FUND MANAGEMENT

DOUG WHITE, CFA is primarily responsible for the management of the Fund. He has 21 years of financial experience.

CATHERINE STIENSTRA assists with the management of the Fund. She has 16 years of financial experience.

THESE FACTORS, AMONG OTHERS, INITIALLY RESULTED IN DECLINING INTEREST RATES DESPITE CLEAR INDICATIONS OF AN ECONOMIC REBOUND. In the middle of the fiscal year interest rates jumped but trended back down toward the end of the 12 months. Long-term municipal bond rates, as measured by the Bond Buyer Long Bond Index, fell to 4.73% at the end of the 12-month period, compared to a yield of 5.15% at the beginning of the fiscal year. The Federal Reserve reduced the Federal Fund's rate by 0.25% to 1.00% in June, indicating that there was enough stimulus in the economy to avoid a recession, but little threat that inflation would become a crucial problem in the current environment. By the end of the fiscal year most economic signs appeared to be positive at least for the near term, although the question of when a significant increase in job creation would occur remained unanswered.

THE FUND'S EMPHASIS WAS CHANGED DURING THE YEAR TO REFLECT WHAT BECAME A MORE VOLATILE INTEREST-RATE ENVIRONMENT. The period began with the portfolio's duration relatively long compared to its benchmark, designed to take advantage of continued declines in interest rates. However, in June and July, interest rates began to trend higher in fairly short order and the Fund's duration was reduced to provide some

GEOGRAPHICAL DISTRIBUTION

As a percentage of total assets on January 31, 2004

[MAP OF THE UNITED STATES]

Alabama                 1%
Arizona                 4%
California              5%
Colorado               12%
Florida                 1%
Georgia                 9%
Hawaii                  2%
Illinois               10%
Indiana                 3%
Iowa                    2%
Kansas                  1%
Kentucky                2%
Michigan                8%
Minnesota               4%
Nevada                  2%
New Mexico              3%
New York                2%
North Dakota            1%
Ohio                    2%
Pennsylvania            1%
South Carolina          1%
South Dakota            3%
Tennessee               2%
Texas                   9%
Washington              3%
Wisconsin               3%

protection from unfavorable interest-rate trends. Another interest-rate spike occurred in October, but the ensuing downward trend ended with interest rates lower for the year. Given the historically low levels interest rates reached in the last year, it seemed reasonable to position the Fund more defensively by reducing the Fund's duration. Therefore, the portfolio was adjusted accordingly. One impact of this change is that it limited the Fund's return advantage compared to its competitive benchmark and detracted from the Fund's performance against the benchmark during the period. A significant position in securities issued by health care providers and a focus on intermediate- and long-term general obligation bonds worked to the Fund's benefit during the year. However, some of those gains were given back due to the weak performance of holdings in electric utility and housing issues.

THE FUND MAINTAINED ITS COMMON STOCK DIVIDEND WHILE ADDING A SMALL AMOUNT TO ITS DIVIDEND RESERVE DURING THE YEAR. The Fund's monthly common dividend remained at
7.8 cents per common share through the fiscal year. Because we reduced the Fund's duration throughout the year, our income stream was reduced slightly though the Fund continued to generally earn more than its dividend. As of January 31, 2004, the dividend reserve stood at 25.4 cents per share, up from
24.2 cents per share at the start of the fiscal year. Please keep in mind that even with the Fund's dividend reserve strategy, the dividend is subject to change.

THE IMPROVING STATE OF THE U.S. ECONOMY CREATED THE POTENTIAL FOR A MORE CHALLENGING ENVIRONMENT THAN THE KIND BOND INVESTORS EXPERIENCED IN RECENT YEARS. Bond rates moved lower for the first half of the year, continuing a trend that boosted performance in recent times. However, investor anticipation of a strong U.S.

CREDIT QUALITY BREAKDOWN

As a percentage of total assets on January 31, 2004, according to Standard & Poor's and Moody's Investors Service

AAA/Aaa                               61%
AA/Aa                                  6%
A                                     11%
BBB/Baa                               13%
B                                      1%
Nonrated                               8%
-----------------------------------------
                                     100%

economic recovery led to a spike in interest rates in June and July of 2003. That change in the interest-rate environment brought with it a leveling off in the supply of new bond issues. For the fiscal year, new issue volume in the United States increased by 7%. While municipal bond yields looked very attractive compared to those of taxable Treasury securities in early 2003, the playing field leveled off as the year progressed. Rates on Treasury bonds rose to a level that made municipal bonds a bit less attractive to buyers compared to the situation that existed earlier in the fiscal year.

WE CONTINUED TO EMPHASIZE A BROAD MIX OF SECURITIES, BOTH ACROSS THE QUALITY SPECTRUM AS WELL AS FROM A REGIONAL PERSPECTIVE. As indicated by the chart on page 2, the Fund held bonds across a wide variety of municipal sectors. As has been the case for some time now, economic difficulties have put a number of state and local governments in a financial bind, though at the time of this writing there are signs that these binds may be easing. This factor contributed to a decision to focus on higher-quality bonds in the portfolio while reducing holdings in lower-rated or nonrated securities. The Fund's position in some of the more fiscally challenged states, including New York and California, remained below benchmark weightings. However, securities issued in California were added as they became more attractively priced. As indicated by the map on page 3, states that represented the five largest positions in the Fund were, in order, Colorado, Illinois, Texas, Georgia, and Michigan.

THROUGH A SOMEWHAT VOLATILE INTEREST-RATE ENVIRONMENT AND CHALLENGING FISCAL ISSUES FACING STATES AND MUNICIPALITIES, THE FUND CONTINUES TO MAINTAIN A STABLE DIVIDEND. It appears that the U.S. economy has turned a corner, with a recovery well underway. Typically, interest rates can be expected to move higher in such an environment. While that occurred to a limited extent in the past year, concerns about the lack of business investment and job creation have helped to keep both the threat of inflation and interest rates in check. Nevertheless, it seems fair to assume that the next major move for interest rates is likely to be upward. At the same time, improvement in the economy seems to be gradually working in favor of state and local governments. Although financial challenges remain, tax receipts should improve for the state and many municipalities in the months to come, helping to stabilize their creditworthiness. As such, the portfolio will continue to emphasize higher-quality securities and we will monitor the market for improving situations. We once again wish to express our appreciation for your ongoing investment in the Fund.


Sincerely,


/s/ Mark Jordahl

Mark Jordahl
Chief Investment Officer
U.S. Bancorp Asset Management, Inc.


/s/ Doug White

Doug White, CFA
Head of Tax Exempt Fixed Income
U.S. Bancorp Asset Management, Inc.


/s/ Catherine M. Stienstra

Catherine M. Stienstra
Senior Fixed-Income Portfolio Manager
U.S. Bancorp Asset Management, Inc.

PREFERRED SHARES

The preferred shares issued by the Fund pay dividends at a specified rate and have preference over common shares in the payments of dividends and the liquidation of assets. Rates paid on preferred shares are reset every seven days and are based on short-term tax-exempt interest rates. Preferred shareholders accept these short-term rates in exchange for low credit risk (preferred shares are rated AAA by Moody's and S&P) and high liquidity (preferred shares trade at par and are remarketed every seven days). The proceeds from the sale of preferred shares are invested at intermediate- and long-term tax-exempt rates. Because these intermediate- and long-term rates are normally higher than the short-term rates paid on preferred shares, common shareholders benefit by receiving higher dividends and/or an increase to the dividend reserve. However, the risk of having preferred shares is that if short-term rates rise higher than intermediate- and long-term rates, creating an inverted yield curve, common shareholders may receive a lower rate of return than if their Fund did not have any preferred shares outstanding. This type of economic environment is unusual and historically has been short term in nature. Investors should also be aware that the issuance of preferred shares results in the leveraging of common shares, which increases the volatility of both the NAV of the Fund and the market value of common shares.

                   (This page has been left blank intentionally.)

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES  January 31, 2004

ASSETS:

Investments in unaffiliated securities, at market value* (note 2)        $  128,046,648
Investments in affiliated money market fund,
   at market value** (note 5)                                                 4,175,168
Accrued interest receivable                                                   1,515,766
Other assets                                                                        146
                                                                         --------------
   Total assets                                                             133,737,728
                                                                         --------------

LIABILITIES:

Payable for preferred share distributions (note 3)                                3,242
Payable for investment management fees (note 5)                                  39,705
Payable for administrative fees (note 5)                                         22,688
Payable for remarketing agent fees (note 5)                                       9,320
Payable for other expenses                                                       19,092
                                                                         --------------
   Total liabilities                                                             94,047
                                                                         --------------
Preferred shares, at liquidation value                                       43,500,000
                                                                         --------------

   Net assets applicable to outstanding common shares                    $   90,143,681
                                                                         ==============

NET ASSETS APPLICABLE TO OUTSTANDING COMMON SHARES CONSIST OF:

Common shares and additional paid-in capital                             $   80,009,100
Undistributed net investment income                                           1,460,037
Accumulated net realized loss on investments                                   (562,428)
Unrealized appreciation of investments                                        9,236,972
                                                                         --------------

   Net assets applicable to outstanding common shares                    $   90,143,681
                                                                         ==============

*Investments in unaffiliated securities, at cost                         $  118,809,676
                                                                         ==============
**Investments in affiliated money market fund, at cost                   $    4,175,168
                                                                         ==============
NET ASSET VALUE AND MARKET PRICE OF COMMON SHARES:

Net assets applicable to outstanding common shares                       $   90,143,681
Common shares outstanding (authorized 200 million shares
   of $0.01 par value)                                                        5,756,267
Net asset value per share                                                $        15.66
Market price per share                                                   $        14.90

LIQUIDATION PREFERENCE OF PREFERRED SHARES (NOTE 3):

Preferred shares outstanding (authorized one million shares)                      1,740
Liquidation preference per share                                         $       25,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS  For the Year Ended January 31, 2004

INVESTMENT INCOME:

Interest from unaffiliated securities                                    $    6,892,375
Interest from affiliated money market fund                                       24,247
                                                                         --------------
   Total investment income                                                    6,916,622
                                                                         --------------

EXPENSES (NOTE 5):

Investment management fees                                                      461,329
Administrative fees                                                             263,617
Remarketing agent fees                                                          110,820
Custodian fees                                                                   19,771
Transfer agent fees                                                              42,081
Registration fees                                                                25,000
Reports to shareholders                                                          36,794
Directors' fees                                                                   5,757
Audit and legal fees                                                             43,462
Other expenses                                                                   31,435
                                                                         --------------
   Total expenses                                                             1,040,066
                                                                         --------------

   Net investment income                                                      5,876,556
                                                                         --------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS:

Net realized gain on investments in securities (note 4)                         955,092
Net change in unrealized appreciation or depreciation of
   investments                                                                2,018,611
                                                                         --------------

   Net gain on investments                                                    2,973,703
                                                                         --------------

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS (NOTE 2):

From net investment income                                                     (419,577)
                                                                         --------------

    Net increase in net assets applicable to common shares
      resulting from operations                                          $    8,430,682
                                                                         ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                YEAR ENDED         YEAR ENDED
                                                                                 1/31/04            1/31/03
                                                                              --------------    --------------
OPERATIONS:

Net investment income                                                         $    5,876,556    $    6,174,302
Net realized gain on investments in securities                                       955,092           968,258
Net change in unrealized appreciation or depreciation of investments               2,018,611         1,336,688
Distributions to preferred shareholders (note 2):
   From net investment income                                                       (419,577)         (551,664)
                                                                              --------------    --------------
     Net increase in net assets applicable to common shares
       resulting from operations                                                   8,430,682         7,927,584
                                                                              --------------    --------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS (NOTE 2):

From net investment income                                                        (5,387,866)       (5,244,420)
                                                                              --------------    --------------

   Total increase in net assets applicable to common shares                        3,042,816         2,683,164
                                                                              --------------    --------------

Net assets applicable to common shares at beginning of period                     87,100,865        84,417,701
                                                                              --------------    --------------

Net assets applicable to common shares at end of period                       $   90,143,681    $   87,100,865
                                                                              ==============    ==============

Undistributed net investment income                                           $    1,460,037    $    1,392,231
                                                                              ==============    ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1) ORGANIZATION        American Municipal Income Portfolio Inc. (the "Fund") is
                       registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The Fund invests in a diverse range of municipal securities that, at the time of purchase, are rated investment grade or are unrated and deemed to be of comparable quality by U.S. Bancorp Asset
                       Management, Inc. ("USBAM"). These securities may include municipal derivative securities, such as inverse floating rate and inverse interest-only municipal securities. The
                       Fund's investments also may include futures contracts, options on futures contracts, options, and interest rate swaps, caps, and floors. Although the Fund is authorized to invest in the financial instruments mentioned in the preceding sentence, and may do so in the future, the Fund did not make any such investments during the year ended
                       January 31, 2004. Fund shares are listed on the New York
                       Stock Exchange under the symbol XAA.

(2) SUMMARY OF         SECURITY VALUATIONS
    SIGNIFICANT        Security valuations for the Fund's investments are
    ACCOUNTING         furnished by one or more independent pricing services
    POLICIES           that have been approved by the Fund's board of directors.
                       Investments in equity securities that are traded on a national securities exchange are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the Fund utilizes the Nasdaq Official Closing Price which compares the last trade to the bid/ask price of a security. If the last trade is within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last trade is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service.
                       The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques.
                       These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Fund's board of directors. Some of the factors which may be considered by the board of directors in determining fair value are fundamental analytical data relating to the investment;
                       the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. If events occur that materially affect the value of securities (including non-U.S.
                       securities) between the close of trading in those securities and the close of regular trading on the New
                       York Stock Exchange, the securities will be valued at fair value. As of January 31, 2004, the Fund had no fair-valued securities. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Security valuations are performed once a week and at the end of each month.

                       SECURITY TRANSACTIONS AND INVESTMENT INCOME
                       Security transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of bond discounts and amortization of premiums, is recorded on an accrual basis.

                       INVERSE FLOATERS
                       As part of its investment strategy, the Fund may invest in certain securities for which the potential income return is inversely related to changes in a floating interest rate (inverse floaters). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the net asset value of the Fund's shares may be more volatile than if the Fund did not invest in such securities. As of January 31, 2004, the Fund had no outstanding investments in inverse floaters.

                       FUTURES TRANSACTIONS
                       To gain exposure to or protect itself from changes in the market, the Fund may buy and sell interest rate futures contracts. Risks of entering into futures contracts and related options include the possibility there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                       Upon entering into a futures contract, the Fund is required to deposit, in segregated accounts with its custodian, either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. As of January 31, 2004, the Fund had no outstanding futures contracts.

                       SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                       Delivery and payment for securities that have been purchased by the Fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the Fund's net asset value if the Fund makes such purchases while remaining substantially fully invested. As of January 31, 2004, the Fund had no outstanding when-issued or forward-commitment securities.

                       FEDERAL TAXES
                       The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The Fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                       Net investment income and net realized gains and losses may differ for financial statement and tax purposes primarily because of market discount amortization. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

                       The tax character of common and preferred share distributions paid during the year ended January 31, 2004 and 2003 was as follows:

                                                                              1/31/04         1/31/03
                                                                            ------------   ------------
                       Distributions paid from:
                       Tax exempt income                                    $  5,745,748   $  5,793,355
                       Ordinary income                                            60,896          7,061
                                                                            ------------   ------------
                                                                            $  5,806,644   $  5,800,416
                                                                            ============   ============

                       At January 31, 2004, the components of accumulated earnings on a tax basis were as follows:

                       Undistributed tax exempt income                                     $  1,336,185
                       Undistributed ordinary income                                              8,853
                       Accumulated capital losses                                              (562,428)
                       Unrealized appreciation                                                9,351,971
                                                                                           ------------
                       Accumulated earnings                                                $ 10,134,581
                                                                                           ============

                       Due to permanent book-to-tax differences, primarily related to market discount on certain bonds and expiring capital loss carryovers, the following reclassifications have been made on the Statement of Assets and
                       Liabilities:

                       UNDISTRIBUTED
                       NET INVESTMENT     ACCUMULATED NET       ADDITIONAL
                          INCOME           REALIZED LOSS     PAID IN CAPITAL
                       -------------      ---------------    ---------------
                       $      (1,307)     $       523,228    $      (521,921)

                       DISTRIBUTIONS TO SHAREHOLDERS
                       Distributions from net investment income are made monthly for common shareholders and weekly for preferred shareholders. Common share distributions are recorded as of the close of business on the ex-dividend date and preferred share dividends are accrued daily. Net realized gains distributions, if any, will be made at least annually. Distributions are payable in cash or, for common shareholders pursuant to the Fund's dividend reinvestment plan, reinvested in additional common shares of the Fund. Under the dividend reinvestment plan, common shares will be purchased in the open market.

                       REPURCHASE AGREEMENTS AND OTHER SHORT-TERM SECURITIES
                       For repurchase agreements entered into with broker-dealers, the Fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate balance of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the Fund in the event of a default. In addition to repurchase agreements, the Fund may invest in money market funds advised by USBAM.

                       USE OF ESTIMATES
                       The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) REMARKETED         As of January 31, 2004, the Fund had 1,740 remarketed
    PREFERRED          preferred shares (870 shares in class "T" and 870 shares
    SHARES             in class "TH") (RP(R)) outstanding with a liquidation
                       preference of $25,000 per share. The dividend rate on the RP(R) is adjusted every seven days (on Tuesdays for class
                       "T" and on Thursdays for class "TH"), as determined by the remarketing agent. On January 31, 2004, the dividend rates were 0.91% and 0.90% for class "T" and "TH", respectively.

                       RP(R) is a registered trademark of Merrill Lynch & Company ("Merrill Lynch").

(4) INVESTMENT         Cost of purchases and proceeds from sales of securities,
    SECURITY           other than temporary investments in short-term
    TRANSACTIONS       securities, for the year ended January 31, 2004,
                       aggregated $43,271,473 and $45,323,102, respectively.

(5) EXPENSES           INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                       Pursuant to an investment advisory agreement (the
                       "Agreement"), USBAM, a subsidiary of U.S. Bank National
                       Association ("U.S. Bank"), manages the Fund's assets and furnishes related office facilities, equipment, research, and personnel. The Agreement provides USBAM with a monthly investment management fee in an amount equal to an annualized rate of 0.35% of the Fund's average weekly net assets (computed by subtracting liabilities, which exclude preferred shares, from the value of the total assets of the Fund). For its fee, USBAM provides investment advice, and in general, conducts the management and investment activities of the Fund.

                       Pursuant to a co-administration agreement (the "Co-Administration Agreement"), USBAM serves as co-administrator for the Fund (U.S. Bancorp Fund Services, LLC, a subsidiary of U.S. Bancorp, is also co-administrator but currently has no functional responsibilities related the Fund) and provides administrative services, including legal and shareholder services, to the Fund. Under this Co-Administration Agreement, USBAM receives a monthly administrative fee in an amount equal to an annualized rate of 0.20% of the Fund's average weekly net assets (computed by subtracting liabilities, which exclude preferred shares, from the value of the total assets of the Fund). For its fee, USBAM provides numerous services to the Fund including, but not limited to, handling the general business affairs, financial and regulatory reporting, and various other services. Separate from the Co-Administration Agreement, USBAM (from its own resources) has retained SEI Investments, Inc. as a sub-administrator to perform, among other services, net asset value calculations.

                       The Fund may invest in money market funds that are a series of First American Funds, Inc. ("FAF"), subject to certain limitations. The terms of such investments are identical to those of investments of non-related entities except that, to avoid duplicative investment advisory fees, USBAM reimburses the Fund an amount equal to the investment advisory fee paid by FAF to USBAM related to such investments. For financial statement purposes, this reimbursement is recorded as investment income.

                       REMARKETING AGENT FEES
                       The Fund has entered into a remarketing agreement with Merrill Lynch (the "Remarketing Agent"). The remarketing agreement provides the Remarketing Agent with a monthly fee in an amount equal to an annual rate of 0.25% of the Fund's average amount of RP(R) outstanding. For its fee, the Remarketing Agent will remarket shares of RP(R) tendered to it on behalf of shareholders and will determine the applicable dividend rate for each seven-day dividend period.

                       CUSTODIAN FEES
                       U.S. Bank serves as the Fund's custodian pursuant to a custodian agreement with the Fund. The fee for the Fund is equal to an annual rate of 0.015% of average weekly net assets. These fees are computed weekly and paid monthly.

                       OTHER FEES AND EXPENSES
                       In addition to the investment management, administrative, remarketing agent, and custodian fees, the Fund is responsible for paying most other operating expenses including: outside directors' fees and expenses, registration fees, printing and shareholder reports, transfer agent fees and expenses, legal, auditing, and accounting services, insurance, interest, taxes, and other miscellaneous expenses.

(6) CAPITAL LOSS       For federal income tax purposes, the Fund had capital
    CARRYOVER          loss carryovers at January 31, 2004, which, if not offset
                       by subsequent capital gains, will expire on the Fund's fiscal year-ends as indicated below.

                              CAPITAL LOSS
                                CARRYOVER         EXPIRATION
                              ------------        ----------
                                $ 216,201            2008
                                  346,227            2009
                                ---------
                                $ 562,428
                                =========

(7) COMMITMENTS        The Fund enters into contracts that contain a variety of
    AND                indemnifications. The Fund's maximum exposure under these
    CONTINGENCIES      arrangements is unknown. However, the Fund has not had
                       prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(8) FINANCIAL          Per-share data for an outstanding common share throughout
    HIGHLIGHTS         each period and selected information for each period are
                       as follows:

                                                           YEAR ENDED JANUARY 31,
                                              -----------------------------------------------
                                               2004      2003      2002      2001      2000
                                              -------   -------   -------   -------   -------
PER-SHARE DATA
Net asset value, common shares,
   beginning of period                        $ 15.13   $ 14.67   $ 14.50   $ 13.17   $ 15.43
                                              -------   -------   -------   -------   -------
Operations:
   Net investment income                         1.02      1.07      1.04      1.15      1.03
   Net realized and unrealized gains
     (losses) on investments                     0.52      0.40      0.12      1.27     (2.27)
   Distributions to preferred shareholders:
     From net investment income                 (0.07)    (0.10)    (0.18)    (0.30)    (0.25)
                                              -------   -------   -------   -------   -------
          Total from operations                  1.47      1.37      0.98      2.12     (1.49)
                                              -------   -------   -------   -------   -------
Distributions to common shareholders:
   From net investment income                   (0.94)    (0.91)    (0.81)    (0.79)    (0.77)
                                              -------   -------   -------   -------   -------
Net asset value, common shares,
   end of period                              $ 15.66   $ 15.13   $ 14.67   $ 14.50   $ 13.17
                                              =======   =======   =======   =======   =======
Market value, common shares,
   end of period                              $ 14.90   $ 14.60   $ 14.02   $ 13.80   $ 11.75
                                              =======   =======   =======   =======   =======
SELECTED INFORMATION
Total return, common shares,
   net asset value (a)                           9.98%     9.58%     6.92%    16.58%    (9.88)%
Total return, common shares,
   market value (b)                              8.77%    11.06%     7.77%    25.44%   (10.81)%
Net assets applicable to common
   shares at end of period (in millions)      $    90   $    87   $    84   $    83   $    75
Ratio of expenses to average
   weekly net assets applicable
   to common shares (c)                          1.18%     1.23%     1.17%     1.23%     1.20%
Ratio of net investment income
   to average weekly net assets
   applicable to common shares (c)               6.65%     7.19%     7.11%     8.00%     7.82%
Portfolio turnover rate
   (excluding short-term securities)               34%       18%        9%       35%       10%
Remarketed preferred shares
   outstanding, end of period
   (in millions)                              $    44   $    44   $    44   $    44   $    44
Asset coverage per remarketed
   preferred share (in thousands) (d)         $    77   $    75   $    74   $    73   $    69
Liquidation preference and
   market value per remarketed
   preferred share (in thousands)             $    25   $    25   $    25   $    25   $    25

(a)  ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) RATIOS DO NOT REFLECT THE EFFECT OF DIVIDEND PAYMENTS TO PREFERRED SHAREHOLDERS; INCOME RATIOS REFLECT INCOME EARNED ON ASSETS ATTRIBUTABLE TO PREFERRED SHARES, WHERE APPLICABLE.
(d) REPRESENTS NET ASSETS APPLICABLE TO COMMON SHARES PLUS PREFERRED SHARES AT LIQUIDATION VALUE DIVIDED BY PREFERRED SHARES OUTSTANDING.

SCHEDULE OF INVESTMENTS

AMERICAN MUNICIPAL INCOME PORTFOLIO                             January 31, 2004

                                                                       PRINCIPAL               MARKET
DESCRIPTION OF SECURITY                                                  AMOUNT               VALUE (a)
------------------------------------------------------------------    -----------           -------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO NET ASSETS
APPLICABLE TO OUTSTANDING COMMON SHARES)

MUNICIPAL LONG-TERM SECURITIES (141.5%):
   ALABAMA (0.8%):
      Camden Industrial Development Board, AMT
         (Callable 12/1/13 at 100),
           6.38%, 12/1/24                                             $   650,000 (f)       $     699,868
                                                                                            -------------
   ARIZONA (6.3%):
      Douglas Community Housing
         (Callable 1/20/10 at 102),
           6.13%, 7/20/41                                                 995,000               1,047,327
      Gilbert Industrial Development Authority
         (Callable 2/1/09 at 102),
           5.85%, 2/1/19                                                1,300,000               1,280,630
      Pima County United School District (FGIC),
           8.38%, 7/1/13                                                2,450,000 (b)           3,391,706
                                                                                            -------------
                                                                                                5,719,663
                                                                                            -------------
   CALIFORNIA (6.7%):
      California Statewide Communities Development Authority
         (Callable 11/1/13 at 100),
           5.25%, 11/15/23                                              2,000,000               2,013,540
      Golden State Tobacco Settlement
         (Callable 6/1/13 at 100),
           5.50%, 6/1/33                                                1,500,000               1,500,960
      State General Obligation
         (Callable 2/1/13 at 100),
           5.00%, 2/1/21                                                1,500,000               1,509,720
      University California Revenue (AMBAC)
         (Callable 5/15/13 at 100),
           5.00%, 5/15/23                                                 500,000 (b)             520,710
      Vernon California Electrical System
         (Callable 4/1/08 at 100),
           5.50%, 4/1/23                                                  500,000                 508,515
                                                                                            -------------
                                                                                                6,053,445
                                                                                            -------------
   COLORADO (17.1%):
      E-470 Public Highway, Zero-Coupon Bond,
           5.45%, 9/1/32                                               30,000,000 (g)           6,567,900
      Educational and Cultural Facilities Authority
         (Prerefunded 12/1/11 at 100),
           7.25%, 12/1/30                                               2,000,000 (e)           2,552,260

SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS.

                                                                       PRINCIPAL               MARKET
DESCRIPTION OF SECURITY                                                  AMOUNT               VALUE (a)
------------------------------------------------------------------    -----------           -------------
      Northwest Parkway Public Highway Authority,
        Zero-Coupon Bond (AMBAC)
         (Callable 6/15/11 at 33.46),
           6.29%, 6/15/29                                             $ 5,000,000 (b) (g)   $   1,204,150
      State Health Facilities Authority
         (Callable 10/1/12 at 100),
           5.90%, 10/1/27                                                 650,000                 668,674
      State Health Facilities Authority
         (Callable 12/1/12 at 101),
           6.13%, 12/1/33                                               1,000,000               1,025,510
      State Multifamily Housing and Financial Authority
         (Callable 4/1/12 at 100),
           5.70%, 10/1/42                                               2,750,000               2,869,350
      Water Reserve and Power Development
         (Callable 9/1/06 at 101),
           5.90%, 9/1/16                                                  500,000                 551,280
                                                                                            -------------
                                                                                               15,439,124
                                                                                            -------------
   FLORIDA (1.8%):
      Capital TR Agency Multifamily Housing
         (Callable 6/1/11 at 102),
           5.75%, 6/1/23                                                  500,000                 482,990
      Palm Beach County Facilities Authority
         (Callable 10/1/13 at 100),
           5.45%, 10/1/15                                               1,100,000               1,117,259
                                                                                            -------------
                                                                                                1,600,249
                                                                                            -------------
   GEORGIA (13.2%):
      Georgia State General Obligation,
           5.75%, 9/1/09                                                2,000,000               2,332,680
      Municipal Electrical Authority (FGIC)
         (Escrowed to maturity),
           6.50%, 1/1/12                                                8,000,000 (b) (c)       9,541,600
                                                                                            -------------
                                                                                               11,874,280
                                                                                            -------------
   ILLINOIS (14.2%):
      Chicago Illinois Metro Water Reclamation Dist.
         (Escrowed to maturity),
           5.50%, 12/1/10                                               3,000,000 (c)           3,499,230
      Chicago State University Revenue (MBIA)
         (Prerefunded to 12/1/04 at 102),
           6.00%, 12/1/12                                               1,000,000 (b) (e)       1,061,060

SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS.

                                                                       PRINCIPAL               MARKET
DESCRIPTION OF SECURITY                                                  AMOUNT               VALUE (a)
------------------------------------------------------------------    -----------           -------------
      Health Facility Authority, Lutheran General Hospital,
           7.00%, 4/1/08                                              $ 1,000,000           $   1,125,170
      Health Facility Authority, Lutheran General Hospital,
           7.00%, 4/1/14                                                  500,000                 620,495
      Health Facility Authority, St. Benedict
         (Callable 11/15/13 at 101),
           6.90%, 11/15/33                                                600,000                 597,660
      Kane County School District (FGIC)
         (Prerefunded to 2/1/05 at 100),
           5.75%, 2/1/15                                                1,000,000 (b) (e)       1,046,100
      Metropolitan Pier and Exposition Authority, Convertible,
         Zero-Coupon Bond (MBIA),
           5.32%, 6/15/23                                               6,115,000 (b) (g)       3,304,424
      Rockford Multifamily Housing Revenue, AMT
         (Callable 1/20/08 at 102),
           5.88%, 1/20/38                                               1,000,000 (f)             997,790
      State Health Facilities Authority
         (Callable 5/15/12 at 100),
           5.50%, 5/15/32                                                 500,000                 503,260
                                                                                            -------------
                                                                                               12,755,189
                                                                                            -------------
   INDIANA (4.9%):
      Health Facility Authority, Columbus Hospital (FSA),
           7.00%, 8/15/15                                               2,670,000 (b)           3,370,341
      Municipal Bond Bank
         (Callable 2/1/04 at 102),
           6.00%, 2/1/16                                                1,000,000               1,023,510
                                                                                            -------------
                                                                                                4,393,851
                                                                                            -------------
   IOWA (3.5%):
      Hospital Facilities Authority
         (Callable 2/15/10 at 101),
           6.75%, 2/15/15                                               1,000,000               1,128,830
      Sheldon Health Care Facilities
         (Callable 3/1/04 at 101),
           6.15%, 3/1/16                                                1,000,000               1,013,620
      State Higher Education Loan Authority (ACA)
         (Callable 10/1/12 at 100),
           5.50%, 10/1/33                                               1,000,000 (b)           1,044,050
                                                                                            -------------
                                                                                                3,186,500
                                                                                            -------------

SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS.

                                                                       PRINCIPAL               MARKET
DESCRIPTION OF SECURITY                                                  AMOUNT               VALUE (a)
------------------------------------------------------------------    -----------           -------------
   KANSAS (1.2%):
      Kansas City Utility Systems (FGIC)
         (Callable 9/1/04 at 102),
           6.25%, 9/1/14                                              $ 1,000,000 (b)       $   1,048,260
                                                                                            -------------
   KENTUCKY (3.5%):
      State Housing Authority
         (Callable 11/1/09 at 100),
           6.08%, 1/1/30                                                3,000,000               3,148,830
                                                                                            -------------
   MASSACHUSETTS (0.6%):
      Boston Industrial Development Financing Authority, AMT
         (Callable 9/1/12 at 102),
           6.50%, 9/1/35                                                  500,000 (f)             499,430
                                                                                            -------------
   MICHIGAN (11.8%):
      Comstock Park Public Schools (FGIC),
           7.88%, 5/1/11                                                3,145,000 (b)           4,103,722
      Hospital Financing Authority, Daughters of Charity
         (Escrowed to maturity, callable 11/1/05 at 101),
           5.25%, 11/1/15                                               1,500,000 (c)           1,603,395
      Kent Hospital Financial Authority (MBIA),
           7.25%, 1/15/13                                               4,000,000 (b)           4,971,640
                                                                                            -------------
                                                                                               10,678,757
                                                                                            -------------
   MINNESOTA (6.5%):
      Eden Prairie Multifamily Housing (GNMA)
         (Callable 1/20/08 at 102),
           5.60%, 7/20/28                                                 400,000 (b)             414,172
      Fairview Health Care
         (Callable 11/15/10 at 101),
           6.38%, 11/15/29                                              1,000,000               1,087,830
      Glencoe Health Care Facilities
         (Callable 4/1/11 at 101),
           7.50%, 4/1/31                                                  900,000                 960,435
      Minneapolis and St. Paul Metropolitan Airport
         Commission (FGIC)
           (Callable 1/1/10 at 101),
           5.75%, 1/1/32                                                1,000,000 (b)           1,118,670
      Minneapolis Health Care System,
           6.00%, 11/15/23                                                565,000                 610,172

SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS.

                                                                       PRINCIPAL               MARKET
DESCRIPTION OF SECURITY                                                  AMOUNT               VALUE (a)
------------------------------------------------------------------    -----------           -------------
      State Agricultural and Economic Development
        Board Revenue, Convertible, Zero-Coupon Bond
         (Callable 11/15/10 at 101),
           5.06%, 11/15/22                                            $ 2,290,000 (g)       $   1,620,015
                                                                                            -------------
                                                                                                5,811,294
                                                                                            -------------
   MISSOURI (0.6%):
      Cape Girardeau County Industrial Development Authority
         (Callable 6/1/12 at 100),
           5.75%, 6/1/32                                                  500,000                 514,625
                                                                                            -------------
   NEVADA (2.3%):
      Washoe County School District (MBIA)
         (Prerefunded to 6/1/04 at 101),
           5.75%, 6/1/12                                                2,000,000 (b) (e)       2,051,720
                                                                                            -------------
   NEW MEXICO (5.1%):
      Mortgage Finance Authority,
           6.88%, 1/1/25                                                1,925,000               2,058,402
      Mortgage Finance Authority,
           6.50%, 7/1/25                                                1,330,000               1,380,008
      Mortgage Finance Authority,
           6.75%, 7/1/25                                                1,115,000               1,134,044
                                                                                            -------------
                                                                                                4,572,454
                                                                                            -------------
   NEW YORK (3.0%):
      New York City, Series B,
           5.75%, 8/1/16                                                1,400,000               1,553,818
      New York Water and Sewer System
         (Crossover refunded to 6/15/10 at 101),
           6.00%, 6/15/33                                                 380,000 (e)             446,409
      New York Water and Sewer System
         (Prerefunded to 6/15/10 at 101),
           6.00%, 6/15/33                                                 620,000 (e)             742,878
                                                                                            -------------
                                                                                                2,743,105
                                                                                            -------------
   NORTH DAKOTA (2.1%):
      Fargo Health Systems
         (Callable 6/1/10 at 101),
           5.63%, 6/1/31                                                1,750,000               1,889,965
                                                                                            -------------

SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS.

                                                                       PRINCIPAL               MARKET
DESCRIPTION OF SECURITY                                                  AMOUNT               VALUE (a)
------------------------------------------------------------------    -----------           -------------
   OHIO (2.9%):
      Richland County Hospital Facilities
         (Callable 11/15/10 at 101),
           6.13%, 11/15/16                                            $ 1,000,000           $   1,086,210
      Richland County Hospital Facilities
         (Callable 11/15/10 at 101),
           6.38%, 11/15/30                                              1,000,000               1,061,680
      Toledo - Lucas County Port Authority
         (Callable 12/1/13 at 102),
           5.25%, 12/1/23                                                 500,000                 503,030
                                                                                            -------------
                                                                                                2,650,920
                                                                                            -------------
   PENNSYLVANIA (2.2%):
      Chartiers Valley Industrial and Commercial Development
         Authority (Callable 8/15/10 at 100),
           5.75%, 8/15/20                                               2,000,000               1,994,020
                                                                                            -------------
   SOUTH CAROLINA (0.7%):
      State Jobs Economic Development Authority
         (Callable 8/1/13 at 100),
           6.13%, 8/1/23                                                  250,000                 259,757
      State Jobs Economic Development Authority
         (Callable 8/1/13 at 100),
           6.38%, 8/1/34                                                  375,000                 388,616
                                                                                            -------------
                                                                                                  648,373
                                                                                            -------------
   SOUTH DAKOTA (4.3%):
      Deadwood Certificates of Participation (ACA)
         (Callable 11/1/12 at 100),
           5.00%, 11/1/19                                               1,000,000 (b)           1,007,680
      Health and Education Facilities Authority - Prairie Crossings
         (Callable at 11/1/09 at 102),
           6.00%, 11/1/19                                               2,000,000               2,284,500
      Sioux Falls Health Facilities
         (Callable 11/15/12 at 100),
           6.63%, 11/15/23                                                620,000                 617,012
                                                                                            -------------
                                                                                                3,909,192
                                                                                            -------------

SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS.

                                                                       PRINCIPAL               MARKET
DESCRIPTION OF SECURITY                                                  AMOUNT               VALUE (a)
------------------------------------------------------------------    -----------           -------------
   TENNESSEE (2.9%):
      Johnson City Health and Education Facilities
         (Callable 7/1/12 at 103),
           7.50%, 7/1/33                                              $ 1,000,000           $   1,134,050
      Shelby County Health, Education and Housing Facilities
         (Callable 9/1/12 at 100),
           6.50%, 9/1/21                                                  650,000                 719,745
      Sullivan County Health, Education and Housing Facilities
         (Callable 9/1/12 at 101),
           6.25%, 9/1/32                                                  750,000                 780,097
                                                                                            -------------
                                                                                                2,633,892
                                                                                            -------------
   TEXAS (13.6%):
      Abilene Health Facility Development Revenue
         (Callable 5/15/09 at 101),
           6.00%, 11/15/29                                                500,000                 470,770
      Abilene Health Facility Development Revenue
         (Callable 8/15/08 at 101),
           5.88%, 11/15/18                                              1,150,000               1,122,274
      Arlington Independent School District
         (Callable 2/15/05 at 100),
           6.00%, 2/15/15                                                 670,000                 700,458
      Brazoria County Environmental Authority
         (Callable 5/15/12 at 100),
           5.70%, 5/15/33                                                 500,000                 547,805
      Brazos River Pollution Control Authority, AMT
         (Callable 10/1/13 at 101),
           6.75%, 10/1/38                                               1,000,000 (f)           1,087,600
      Brazos River Pollution Control Authority, AMT
         (Callable 4/1/13 at 101),
           7.70%, 4/1/33                                                  500,000 (f)             568,005
      Fort Bend Independent School District
         (Escrowed to maturity),
           5.00%, 2/15/14                                               1,000,000 (c)           1,123,000
      Grand Prairie Independent School District (PSF)
         (Callable 8/15/11 at 100),
           5.85%, 2/15/26                                                  40,000 (b)              44,578
      Grand Prairie Independent School District (PSF)
         (Prerefunded to 8/15/11 at 100),
           5.85%, 2/15/26                                               2,960,000 (b) (e)       3,522,903
      Houston Water Conveyance System (AMBAC),
           7.50%, 12/15/16                                                745,000 (b)             991,059

SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS.

                                                                       PRINCIPAL               MARKET
DESCRIPTION OF SECURITY                                                  AMOUNT               VALUE (a)
------------------------------------------------------------------    -----------           -------------
      Sam Rayburn Municipal Power Agency (RAAI)
         (Callable 10/1/12 at 100),
           5.75%, 10/1/21                                             $ 1,000,000 (b)       $   1,089,590
      Tarrant County Housing and Finance Authority
         (Callable 7/1/10 at 102),
           6.88%, 7/1/30                                                  585,000                 483,930
      Tyler Health Facility
         (Callable 7/1/13 at 100),
           5.75%, 7/1/27                                                  500,000                 503,950
                                                                                            -------------
                                                                                               12,255,922
                                                                                            -------------
   WASHINGTON (5.0%):
      Chelan County Public Utility District, AMT (AMBAC)
         (Callable 7/1/12 at 100),
           5.25%, 7/1/37                                                2,500,000 (b) (f)       2,568,875
      Douglas County Public Utility District (MBIA)
         (Callable 1/1/05 at 102),
           6.00%, 1/1/15                                                1,000,000 (b)           1,064,490
      Skagit County Public Hospital District
         (Callable 12/1/13 at 101),
           6.00%, 12/1/23                                                 900,000                 902,565
                                                                                            -------------
                                                                                                4,535,930
                                                                                            -------------
   WISCONSIN (4.7%):
      State Health and Education Facility, Beloit Hospital
         (Callable 7/1/03 at 102),
           5.90%, 7/1/11                                                  625,000                 638,306
      State Health and Educational Facility Authority
         (Callable 11/15/08 at 102),
           5.75%, 11/15/27                                              1,800,000               1,515,384
      State Health and Educational Facility Authority
         (Callable 2/15/12 at 101),
           5.75%, 8/15/30                                               1,500,000               1,572,105
      State Health and Educational Facility Authority
         (Callable 8/15/13 at 100),
           6.00%, 11/15/23                                                500,000                 511,995
                                                                                            -------------
                                                                                                4,237,790
                                                                                            -------------
         Total Municipal Long-Term Securities
           (cost: $118,309,676)                                                               127,546,648
                                                                                            -------------

SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS.

                                                                       PRINCIPAL
                                                                         AMOUNT                MARKET
DESCRIPTION OF SECURITY                                                  SHARES               VALUE (a)
------------------------------------------------------------------    -----------           -------------
MUNICIPAL SHORT-TERM SECURITY (d) (0.6%):
   MISSOURI (0.6%):
      State Environmental Impt. and Energy Res. Authority,
           1.40%, 3/1/35
           (cost: $500,000)                                           $   500,000           $     500,000
                                                                                            -------------
AFFILIATED MONEY MARKET FUND (h) (4.6%):
         FIRST AMERICAN TAX FREE OBLIGATIONS FUND
           (cost: $4,175,168)                                           4,175,168               4,175,168
                                                                                            -------------
         TOTAL INVESTMENTS IN SECURITIES (i)--(146.7)%
           (COST: $122,984,844)                                                             $ 132,221,816
                                                                                            =============

NOTES TO SCHEDULE OF INVESTMENTS:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 IN NOTES TO FINANCIAL STATEMENTS.
(b)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
     ACA-AMERICAN CAPITAL ACCESS
     AMBAC-AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
     FGIC-FINANCIAL GUARANTY INSURANCE CORPORATION
     FSA-FINANCIAL SECURITY ASSURANCE
     GNMA-GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
     MBIA-MUNICIPAL BOND INSURANCE ASSOCIATION
     PSF-PERMANENT SCHOOL FUND
     RAAI-RADIAN ASSET ASSURANCE INC.
(c) ESCROWED TO MATURITY ISSUES ARE TYPICALLY BACKED BY U.S. GOVERNMENT OBLIGATIONS. IF CALL DATE IS AVAILABLE, THESE BONDS MAY STILL BE SUBJECT TO CALL AT THE CALL DATE AND PRICE INDICATED.
(d) FLOATING OR VARIABLE RATE OBLIGATION MATURING IN MORE THAN ONE YEAR. THE INTEREST RATE, WHICH IS BASED ON SPECIFIC, OR AN INDEX OF, MARKET INTEREST RATES, IS SUBJECT TO CHANGE PERIODICALLY AND IS THE EFFECTIVE RATE ON JANUARY 31, 2004. THIS INSTRUMENT MAY ALSO HAVE A DEMAND FEATURE WHICH ALLOWS THE RECOVERY OF PRINCIPAL AT ANY TIME, OR AT SPECIFIED INTERVALS NOT EXCEEDING ONE YEAR, ON UP TO 30 DAYS' NOTICE. MATURITY DATE SHOWN REPRESENTS FINAL MATURITY.
(e) PREREFUNDED ISSUES ARE BACKED BY U.S. GOVERNMENT OBLIGATIONS. CROSSOVER REFUNDED ISSUES ARE BACKED BY THE CREDIT OF THE REFUNDING ISSUER. IN BOTH CASES THE BONDS MATURE AT THE DATE AND PRICE INDICATED.
(f) AMT-ALTERNATIVE MINIMUM TAX. AS OF JANUARY 31, 2004, THE AGGREGATE MARKET VALUE OF SECURITIES SUBJECT TO THE ALTERNATIVE MINIMUM TAX IS $6,421,568, WHICH REPRESENTS 7.1% OF NET ASSETS APPLICABLE TO COMMON SHARES.
(g) FOR ZERO-COUPON INVESTMENTS, THE INTEREST RATE SHOWN IS THE EFFECTIVE YIELD ON THE DATE OF PURCHASE.
(h) THIS MONEY MARKET FUND IS ADVISED BY U.S. BANCORP ASSET MANAGEMENT, INC., WHICH ALSO SERVES AS ADVISOR FOR THE FUND. SEE NOTE 5 IN NOTES TO FINANCIAL STATEMENTS.

(i) ON JANUARY 31, 2004, THE COST OF INVESTMENTS IN SECURITIES WAS $122,869,845. THE DIFFERENCE BETWEEN FEDERAL TAX COST AND BOOK COST IS DUE TO THE TAX DEFERRAL OF MARKET DISCOUNT ACCRETION. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST, WERE AS FOLLOWS:

     GROSS UNREALIZED APPRECIATION                                    $ 9,764,047
     GROSS UNREALIZED DEPRECIATION                                       (412,076)
                                                                      -----------
     NET UNREALIZED APPRECIATION                                      $ 9,351,971
                                                                      ===========

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS
AMERICAN MUNICIPAL INCOME PORTFOLIO INC.

We have audited the accompanying statement of assets and liabilities of American Municipal Income Portfolio Inc., including the schedule of investments, as of January 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2004, with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Municipal Income Portfolio Inc. at January 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Minneapolis, Minnesota
March 3, 2004

FEDERAL INCOME TAX INFORMATION (Unaudited)

The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Exempt-interest dividends are exempt from federal income tax and should not be included in your gross income, but need to be reported on your income tax return for informational purposes. Please consult a tax advisor on how to report these distributions at the state and local levels.

COMMON SHARE INCOME DISTRIBUTIONS (INCOME FROM TAX-EXEMPT SECURITIES, 98.95% QUALIFYING AS EXEMPT-INTEREST DIVIDENDS)

PAYABLE DATE                                                       AMOUNT
------------                                                     ----------
February 26, 2003                                                $   0.0780
March 26, 2003                                                       0.0780
April 23, 2003                                                       0.0780
May 28, 2003                                                         0.0780
June 25, 2003                                                        0.0780
July 23, 2003                                                        0.0780
August 27, 2003                                                      0.0780
September 24, 2003                                                   0.0780
October 29, 2003                                                     0.0780
November 19, 2003                                                    0.0780
December 17, 2003                                                    0.0780
January 9, 2004                                                      0.0780
                                                                 ----------
      Total                                                      $   0.9360
                                                                 ==========

PREFERRED SHARE INCOME DISTRIBUTIONS (INCOME FROM TAX-EXEMPT SECURITIES, 98.95% QUALIFYING AS EXEMPT-INTEREST DIVIDENDS)

PAYABLE DATE                                                       AMOUNT
------------                                                     ----------
Total class "T"                                                  $   233.97
                                                                 ==========
Total class "TH"                                                 $   248.30
                                                                 ==========

SHAREHOLDER UPDATE (Unaudited)

ANNUAL MEETING RESULTS

An annual meeting of the Fund's shareholders was held on September 8, 2003. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

(1)  The Fund's preferred shareholders elected the following directors:

                                 SHARES       SHARES WITHHOLDING
                               VOTED "FOR"    AUTHORITY TO VOTE
                               -----------    ------------------
Roger A. Gibson                   1,613              50
Leonard W. Kedrowski              1,616              47

(2) The Fund's preferred and common shareholders, voting as a single class, elected the following directors:

                                 SHARES       SHARES WITHHOLDING
                               VOTED "FOR"    AUTHORITY TO VOTE
                               -----------    ------------------
Benjamin R. Field III           5,609,110          98,014
Mickey P. Foret                 5,614,850          92,274
Victoria J. Herget              5,615,975          91,149
Richard K. Riederer             5,621,110          86,014
Joseph D. Strauss               5,611,661          95,463
Virginia L. Stringer            5,613,975          93,149
James M. Wade                   5,621,110          86,014

(3) The Fund's preferred and common shareholders, voting as a single class, ratified the selection by the Fund's board of directors of Ernst & Young LLP as the independent public accountants for the Fund for the fiscal year ending January 31, 2004. The following votes were cast regarding this matter:

  SHARES           SHARES                         BROKER
VOTED "FOR"   VOTED "AGAINST"    ABSTENTIONS    NON-VOTES
-----------   ---------------    -----------    ---------
5,648,764         26,502           31,858          --

TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN

As a shareholder, you may choose to participate in the Fund's Dividend Reinvestment Plan (the "Plan"). It's a convenient and economical way to buy additional shares of the Fund by automatically reinvesting dividends and capital gains. The Plan is administered by EquiServe, the plan administrator.

ELIGIBILITY/PARTICIPATION

You may join the Plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

If your shares are in certificate form, you may join the Plan directly and have your distributions reinvested in additional shares of the Fund. To enroll in this Plan, call EquiServe at 800.426.5523. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

Banks, brokers or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the Plan by informing EquiServe at least 10 days before the next dividend and/or capital gains distribution.

PLAN ADMINISTRATION

Whenever the Fund declares a dividend or other captial gain distribution payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. Beginning no more than three business days before the dividend payment date, EquiServe will buy shares of the Fund on the New York Stock Exchange or elsewhere on the open market.

The Fund will not issue any new shares in connection with the Plan. All reinvestments will be at a weighted average price per share of all shares purchased in an open-market to fill the combined purchase order. Each participant will pay a pro rata share of brokerage commissions incurred in connection with the open-market purchases. The number of shares allocated to you is determined by dividing the amount of the dividend or distribution by the applicable price per share.

There is no direct charge for reinvestment of dividends and capital gains, since EquiServe fees are paid for by the Fund. However, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the Plan, distributions paid on the shares in your account will be reinvested.

EquiServe maintains accounts for Plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by EquiServe in noncertificated form in your name.

TAX INFORMATION

Distributions invested in additional shares of the Fund are subject to income tax, to the same extent as if received in cash. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

PLAN WITHDRAWAL

If you hold your shares in certificate form, you may terminate your participation in the Plan at any time by giving written notice to EquiServe. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

If your shares are issued in certificate form and you discontinue your participation in the Plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

PLAN AMENDMENT/TERMINATION

The Fund reserves the right to amend or terminate the Plan. Should the Plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by EquiServe with at least 90 days written notice to participants in the Plan.

Any questions about the Plan should be directed to your investment professional or to EquiServe LP, P.O. Box 43010, Providence, RI, 02940-3010, 800.426.5523.

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge upon request by calling 800.677.FUND; (2) at firstamericanfunds.com; and (3) on the U.S. Securities and Exchange Commission's website at sec.gov.

DIRECTORS AND OFFICERS OF THE FUND
DIRECTORS

                                   POSITION(S)
                                    HELD WITH
NAME, ADDRESS, AND YEAR OF BIRTH      FUND                TERM OF OFFICE AND LENGTH OF TIME SERVED
----------------------------------------------------------------------------------------------------------
Benjamin R. Field III,              Director       Directors serve for a one-year term that expires at the
800 Nicollet Mall,                                 next annual meeting of shareholders. Director of XAA
Minneapolis, MN 55402 (1938)                       since September 2003.

Mickey P. Foret,                    Director       Directors serve for a one-year term that expires at the
800 Nicollet Mall,                                 next annual meeting of shareholders. Director of XAA
Minneapolis, MN 55402 (1945)                       since September 2003.

Roger A. Gibson,                    Director       Directors serve for a one-year term that expires at the
800 Nicollet Mall,                                 next annual meeting of shareholders. Director of XAA
Minneapolis, MN 55402                              since August 1998.
(1946)

Victoria J. Herget,                 Director       Directors serve for a one-year term that expires at
800 Nicollet Mall,                                 the next annual meeting of shareholders. Director of
Minneapolis, MN 55402                              XAA since September 2003.
(1952)

Leonard W. Kedrowski,               Director       Directors serve for a one-year term that expires at the
800 Nicollet Mall,                                 next annual meeting of shareholders. Director of XAA
Minneapolis, MN 55402                              since August 1998.
(1941)

Richard K. Riederer,                Director       Directors serve for a one-year term that expires at the
800 Nicollet Mall,                                 next annual meeting of shareholders. Director of XAA
Minneapolis, MN 55402                              since August 2001.
(1944)

Joseph D. Strauss,                  Director       Directors serve for a one-year term that expires at
800 Nicollet Mall,                                 the next annual meeting of shareholders. Director of
Minneapolis, MN 55402                              XAA since August 1998.
(1940)

                                                                                                        OTHER
                                                                    NUMBER OF PORTFOLIOS IN         DIRECTORSHIPS
            PRINCIPAL OCCUPATION(S)                                       FUND COMPLEX                 HELD BY
              DURING PAST 5 YEARS                                     OVERSEEN BY DIRECTOR            DIRECTOR*
--------------------------------------------------------------------------------------------------------------------
Senior Financial Advisor, Bemis Company, Inc. since 2002; Senior   First American Funds                 None
Vice President, Chief Financial Officer and Treasurer, Bemis,      Complex: twelve registered
through 2002.                                                      investment companies,
                                                                   including sixty one
                                                                   portfolios

Consultant to Northwest Airlines, Inc. since 2002; Executive       First American Funds                  ADC
Vice President and Chief Financial Officer, Northwest Airlines,    Complex: twelve registered    Telecommunications,
through 2002.                                                      investment companies,               Inc., URS
                                                                   including sixty              Corporation, Champion
                                                                   one portfolios                   Airlines, Inc.

Vice President, Cargo, United Airlines, since July 2001; Vice      First American Funds                 None
President, North America-Mountain Region, United Airlines, prior   Complex: twelve registered
to July 2001.                                                      investment companies,
                                                                   including sixty one
                                                                   portfolios

Investment consultant and non-profit board member since 2001;      First American Funds                 None
Managing Director of Zurich Scudder Investments through 2001.      Complex: twelve registered
                                                                   investment companies,
                                                                   including sixty one
                                                                   portfolios

Owner, Executive and Management Consulting, Inc., a                First American Funds                 None
management consulting firm; Board member, GC McGuiggan             Complex: twelve
(DBA Smyth Companies), a label printer; former Chief               Corporation registered
Executive Officer, Creative Promotions International, LLC, a       investment
promotional award programs and products company, through           companies, including sixty
October 2003; Advisory Board member, Designer Doors, manufacturer  one portfolios of designer doors, through 2002.

Retired; Director, President and Chief Executive Officer,          First American Funds                 None
Weirton Steel through 2001.                                        Complex: twelve registered
                                                                   investment companies,
                                                                   including sixty one
                                                                   portfolios

Owner and President, Excensus TM LLC, a consulting firm, since     First American Funds                 None
2001; Owner and President, Strauss Management Company, a           Complex: twelve
Minnesota holding company for various organizational               registered investment
management business ventures; Owner, Chairman and Chief            companies, including
Executive Officer, Community Resource Partnerships, Inc., a        sixty one portfolios
strategic planning, operations management, government
relations, transportation planning and public relations
organization; attorney at law.

                                               POSITION(S)
                                               HELD WITH
NAME, ADDRESS, AND YEAR OF BIRTH                  FUND             TERM OF OFFICE AND LENGTH OF TIME SERVED
----------------------------------------------------------------------------------------------------------------
Virginia L. Stringer,                      Chair;              Directors serve for a one-year term that expires
800 Nicollet Mall,                         Director            at the next annual meeting of shareholders. Chair
Minneapolis, MN 55402                                          term three years, assuming reelection as a
(1944)                                                         director. Chair of XAA's board since 1998; current
                                                               term expires September 2006. Director of XAA since
                                                               August 1998.

James M. Wade,                             Director            Directors serve for a one-year term that expires
800 Nicollet Mall,                                             at the next annual meeting of shareholders.
Minneapolis, MN 55402                                          Director of XAA since August 2001.
(1943)

OFFICERS

                                               POSITION(S)
                                               HELD WITH
NAME, ADDRESS, AND YEAR OF BIRTH                  FUND               TERM OF OFFICE AND LENGTH OF TIME SERVED
----------------------------------------------------------------------------------------------------------------
Thomas S. Schreier, Jr.,                   President           Re-elected by the Board annually; President of
U.S. Bancorp Asset Management,Inc.,                            XAA since February 2001.
800 Nicollet Mall,
Minneapolis, MN 55402
(1962)**

Mark S. Jordahl,                           Vice                Re-elected by the Board annually; Vice
U.S. Bancorp Asset Management, Inc.        President-          President-Investments of XAA since September 2001.
800 Nicollet Mall,                         Investments
Minneapolis, MN 55402
(1960)**

Jeffery M. Wilson,                         Vice                Re-elected by the Board annually; Vice
U.S. Bancorp Asset Management, Inc.        President-          President-Administration of XAA since March 2000.
800 Nicollet Mall,                         Administration
Minneapolis, MN 55402
(1956)**

Joseph M. Ulrey III,                       Treasurer           Re-elected by the Board annually; Treasurer of
U.S. Bancorp Asset Management, Inc.                            XAA since December 2003.
800 Nicollet Mall,
Minneapolis, MN 55402
(1958)**

James D. Alt,                              Secretary           Re-elected by the Board annually; Secretary of
50 South Sixth Street, Suite 1500,                             XAA since June 2002; Assistant Secretary of
Minneapolis, MN 55402                                          XAA from September 1999 to June 2002.
(1951)

Michael J. Radmer,                         Assistant           Re-elected by the Board annually; Assistant
50 South Sixth Street, Suite 1500,         Secretary           Secretary of XAA since March 2000; Secretary
Minneapolis, MN 55402                                          of XAA from September 1999 to March 2000.
(1945)

                                                                                                                       OTHER
                                                                                    NUMBER OF PORTFOLIOS IN         DIRECTORSHIPS
                                         PRINCIPAL OCCUPATION(S)                         FUND COMPLEX                  HELD BY
NAME, ADDRESS, AND YEAR OF BIRTH           DURING PAST 5 YEARS                        OVERSEEN BY DIRECTOR            DIRECTOR*
------------------------------------------------------------------------------------------------------------------------------------
Virginia L. Stringer,              Owner and President, Strategic Management    First American Funds                     None
800 Nicollet Mall,                 Resources, Inc., a management consulting     Complex: twelve registered
Minneapolis, MN 55402              firm; Executive Consultant for State Farm    investment companies, including
(1944)                             Insurance Company.                           sixty one portfolios

James M. Wade,                     Owner and President, Jim Wade Homes,         First American Funds                     None
800 Nicollet Mall,                 a homebuilding company, since 1999.          Complex: twelve registered
Minneapolis, MN 55402                                                           investment companies, including
(1943)                                                                          sixty one portfolios

NAME, ADDRESS, AND YEAR OF BIRTH                              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Thomas S. Schreier, Jr.,               Chief Executive Officer of U.S. Bancorp Asset Management, Inc. since May 2001; Chief
U.S. Bancorp Asset Management,Inc.,    Executive Officer of First American Asset Management from December 2000 through May 2001 and
800 Nicollet Mall,                     of Firstar Investment & Research Management Company from February 2001 through May 2001;
Minneapolis, MN 55402                  Senior Managing Director and Head of Equity Research of U.S. Bancorp Piper Jaffray from
(1962)**                               October 1998 through December 2000; prior to October 1998, Senior Airline Equity Analyst and a Director in the Equity Research Department, Credit Suisse First Boston.

Mark S. Jordahl,                       Chief Investment Officer of U.S. Bancorp Asset Management, Inc. since September 2001;
U.S. Bancorp Asset Management, Inc.    President and Chief Investment Officer, ING Investment Management-Americas, September 2000
800 Nicollet Mall,                     to June 2001; Senior Vice President and Chief Investment Officer, ReliaStar Financial Corp.,
Minneapolis, MN 55402                  January 1998 to September 2000.
(1960)**

Jeffery M. Wilson,                     Senior Vice President of U.S. Bancorp Asset Management since May 2001; prior thereto, Senior
U.S. Bancorp Asset Management, Inc.    Vice President of First American Asset Management.
800 Nicollet Mall,
Minneapolis, MN 55402
(1956)**

Joseph M. Ulrey III,                   Senior Managing Director, Fund Treasury, since December 2003, and Senior Managing Director,
U.S. Bancorp Asset Management, Inc.    Risk Management and Quantitative Products, since May 2001, U.S. Bancorp Asset Management,
800 Nicollet Mall,                     Inc.; from May 2001 through December 2001, Senior Managing Director, Securities Lending and
Minneapolis, MN 55402                  Money Market Funds, U.S. Bancorp Asset Management, Inc.; prior thereto, Senior Managing
(1958)**                               Director, Securities Lending and Money Market Funds, First American Asset Management.

James D. Alt,                          Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm
50 South Sixth Street, Suite 1500,
Minneapolis, MN 55402
(1951)

Michael J. Radmer,                     Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm
50 South Sixth Street, Suite 1500,
Minneapolis, MN 55402
(1945)

                                          POSITION(S)
                                           HELD WITH
NAME, ADDRESS, AND YEAR OF BIRTH              FUND             TERM OF OFFICE AND LENGTH OF TIME SERVED
--------------------------------------------------------------------------------------------------------
Kathleen L. Prudhomme,                     Assistant        Re-elected by the Board annually; Assistant
50 South Sixth Street, Suite 1500,         Secretary        Secretary of XAA since September 1999.
Minneapolis, MN 55402
(1953)

Richard J. Ertel,                          Assistant        Re-elected by the Board annually; Assistant
U.S. Bancorp Asset Management, Inc.        Secretary        Secretary of XAA since June 2003.
800 Nicollet Mall,
Minneapolis, MN 55402
(1967)**

* Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d)of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

** Messrs. Schreier, Jordahl, Wilson, Ulrey, and Ertel are each officers of U.S. Bancorp Asset Management, Inc., which serves as investment advisor for the Fund.

NAME, ADDRESS, AND YEAR OF BIRTH                                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Kathleen L. Prudhomme,                 Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm
50 South Sixth Street, Suite 1500,
Minneapolis, MN 55402
(1953)

Richard J. Ertel,                      Disclosure Counsel, U.S. Bancorp Asset Management, Inc. since May 2003; Associate Counsel,
U.S. Bancorp Asset Management, Inc.    Hartford Life and Accident Insurance Company from April 2001 through May 2003; Attorney and
800 Nicollet Mall,                     Law Clerk, Fortis Financial Group, through March 2001.
Minneapolis, MN 55402
(1967)**

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

BOARD OF DIRECTORS

VIRGINIA STRINGER
Chairperson of American Municipal Income Portfolio
Owner and President of Strategic Management Resources, Inc.

BENJAMIN FIELD III
Director of American Municipal Income Portfolio
Senior Financial Advisor to and formerly Senior Vice President, Chief Financial Officer, and Treasurer of Bemis Company, Inc.

MICKEY FORET
Director of American Municipal Income Portfolio
Consultant to and formerly Executive Vice President and Chief Financial Officer of Northwest Airlines, Inc.

ROGER GIBSON
Director of American Municipal Income Portfolio
Vice President of Cargo-United Airlines

VICTORIA HERGET
Director of American Municipal Income Portfolio
Investment Consultant; former Managing Director of Zurich Scudder Investments

LEONARD KEDROWSKI
Director of American Municipal Income Portfolio
Owner and President of Executive and Management Consulting, Inc.

RICHARD RIEDERER
Director of American Municipal Income Portfolio
Retired; former President and Chief Executive Officer of Weirton Steel

JOSEPH STRAUSS
Director of American Municipal Income Portfolio
Owner and President of Strauss Management Company

JAMES WADE
Director of American Municipal Income Portfolio
Owner and President of Jim Wade Homes

AMERICAN MUNICIPAL INCOME PORTFOLIO'S BOARD OF DIRECTORS IS COMPRISED ENTIRELY OF INDEPENDENT DIRECTORS.

[FIRST AMERICAN (TM) LOGO]


AMERICAN MUNICIPAL INCOME PORTFOLIO
2004 ANNUAL REPORT

U.S. Bancorp Asset Management, Inc., is a wholly owned subsidiary of U.S. Bank National Association, which is a wholly owned subsidiary of U.S. Bancorp.


[RECYCLED SYMBOL]

This document is printed on paper containing 10% postconsumer waste.

3/2004  0058-04  XAA-AR

ITEM 2--CODE OF ETHICS - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address. State here if fund will send code of ethics to shareholders without charge upon request.

RESPONSE: The registrant has adopted a code of ethics (designated as the "Code of Ethical Conduct") that applies to its principal executive officer and principal financial officer. The registrant undertakes to furnish a copy of such Code of Ethical Conduct to any person upon request, without charge, by calling 1-800-677-3863.

ITEM 3--AUDIT COMMITTEE FINANCIAL EXPERT - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not.

RESPONSE: The registrant's Board of Directors has determined that Leonard Kedrowski, Benjamin Field, and Mickey Foret, members of the registrant's Audit Committee, are each an "audit committee financial expert" and are "independent," as these terms are defined in this Item. This designation will not increase the designees' duties, obligations or liability as compared to their duties, obligations and liability as members of the Audit Committee and of the Board of Directors.

ITEM 4--PRINCIPAL ACCOUNTANT FEES AND SERVICES - Only disclosed annually.

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

    RESPONSE: Ernst & Young LLP ("E&Y") billed the registrant audit fees totaling $35,076 and $21,379 in the fiscal years ended January 31, 2004 and 2003, respectively, including fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the registrant's
    Form N-SAR.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

    RESPONSE: E&Y billed the registrant fees of $3,977 and $2,813 in the fiscal years ended January 31, 2004 and 2003, respectively, for audit-related services which primarily related to rating agency agreed-upon procedures.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

    RESPONSE: E&Y billed the registrant fees of $7,763 and $5,528 in the fiscal years ended January 31, 2004 and 2003, respectively, for tax services, including tax compliance, tax advice and tax planning. Tax compliance, tax advice and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

    RESPONSE: There were no fees billed by E&Y for other services to the registrant during the fiscal years ended January 31, 2004 and 2003.

(e)(1) Disclose the audit committee's pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X.

    RESPONSE: Set forth below are the audit committee's pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X:

    AUDIT COMMITTEE POLICY REGARDING PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT AUDITOR

    The Audit Committee of the First American Funds has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm's independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Audit Committee should:

       - Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

       - Examine and evaluate the safeguards put into place by the Company and the auditor to safeguard independence

       -    Meet quarterly with the partner of the independent audit firm

       - Consider approving categories of service that are not deemed to impair independence for a one-year period

    It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

    POLICY FOR AUDIT AND NON-AUDIT SERVICES PROVIDED TO THE FUNDS

    On an annual basis, the Audit Committee of the First American Funds ("Committee") will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the Fund's independent audit firm directly for the Funds. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

    The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Treasurer of the Funds and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.

    In connection with the Audit Committee review and pre-approval responsibilities, the review by the Audit Committee will consist of the following:

    AUDIT SERVICES

    The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

       -    Annual Fund financial statement audits

       -    Seed audits (related to new product filings, as required)

       -    SEC and regulatory filings and consents

    AUDIT-RELATED SERVICES

    In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

       -    Accounting consultations

       -    Fund merger support services

       -    Other accounting related matters

       -    Agreed Upon Procedure Reports

       -    Attestation Reports

       -    Other Internal Control Reports

    Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Audit Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Audit Committee or its delegate on a case-by-case basis.

    TAX SERVICES

    The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

       - Tax compliance services related to the filing or amendment of the following:

            -     Federal, state and local income tax compliance, and

            -     Sales and use tax compliance

       -    Timely RIC qualification reviews

       -    Tax distribution analysis and planning

       -    Tax authority examination services

       -    Tax appeals support services

       -    Accounting methods studies

       -    Fund merger support services

       -    Tax consulting services and related projects

    Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Audit Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Audit Committee or its delegate on a case-by-case basis.

    OTHER NON-AUDIT SERVICES

    The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent firm without the prior approval of the Audit Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

    PROSCRIBED SERVICES

    In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:

       -    Management functions

       -    Accounting and bookkeeping services

       -    Internal audit services

       -    Financial information systems design and implementation

       -    Valuation services supporting the financial statements

       -    Actuarial services supporting the financial statements

       -    Executive recruitment

       -    Expert services (e.g., litigation support)

       -    Investment banking

    POLICY FOR PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE INVESTMENT COMPANY COMPLEX

    The Audit Committee of the First American Funds is also responsible for pre-approving certain non-audit services provided to U.S. Bancorp Asset Management, U.S. Bank N.A., Quasar Distributors, U.S. Bancorp Fund Services, LLC and any other entity under common control with U.S. Bancorp Asset Management that provides ongoing services to the Funds. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the Funds.

    Although the Audit Committee is not required to pre-approve all services provided to U.S. Bancorp Asset Management and affiliated service providers, the Audit Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to U.S. Bancorp and affiliates.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    RESPONSE: All of the services described in paragraphs (b) through (d) of
    Item 4 that were provided to the registrant on or after May 6, 2003, the effective date of SEC rules relating to the pre-approval of non-audit services, were pre-approved by the audit committee.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

    RESPONSE: All services performed on the engagement to audit the registrant's financial statements for the most recent fiscal year end were performed by the principal accountant's full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

    RESPONSE: The aggregate non-audit fees billed by E&Y to the registrant, the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, totaled $98,670 and $126,673 for the fiscal years ended
    January 31, 2004 and 2003, respectively, including services provided prior to May 6, 2003, the effective date of SEC rules relating to the pre-approval of non-audit services. Non-audit fees billed to the registrant's investment advisor primarily related to services provided in connection with fund mergers for other registrants in the First American Funds complex.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i) RESPONSE: The registrant's audit committee has determined that the provision of non-audit services to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved and that were rendered on or after May 6, 2003 (the effective date of SEC rules relating to the pre-approval of non-audit services), is compatible with maintaining E&Y's independence.

ITEM 5--AUDIT COMMITTEE OF LISTED REGISTRANTS

RESPONSE: Not applicable.

ITEM 6 - Reserved.

ITEM 7--DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities.

RESPONSE:

GENERAL PRINCIPLES

       U.S. Bancorp Asset Management, Inc. ("USBAM") is the investment manager for the First American family of mutual funds and for other separately managed accounts. As such, USBAM has been delegated the authority to vote proxies with respect to the investments held in client accounts, unless the client has specifically retained such authority in writing. It is USBAM's duty to vote proxies in the best interests of clients in a timely and responsive manner. In voting proxies, USBAM also seeks to maximize total investment return for clients.

       USBAM's Investment Policy Committee, comprised of the firm's most senior investment professionals, is charged with oversight of the proxy voting policies and procedures. The Investment Policy Committee is responsible for (1) approving the proxy voting policies and procedures, (2) for overseeing the proxy voting process, and (3) for reviewing the proxy voting record on a regular basis.

POLICIES AND PROCEDURES

       POLICIES. The Investment Policy Committee, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of ISS, a leading national provider of proxy voting administrative and research services. As a result, such policies set forth USBAM's positions on recurring proxy issues and criteria for addressing non-recurring issues. A summary of these policies is attached. These policies are reviewed periodically and therefore are subject to change. Even though it has adopted ISS's policies, USBAM maintains the fiduciary responsibility for all proxy voting decisions. In extraordinary situations, the Investment Policy Committee may decide to override a standard policy position for a particular vote, depending on the specific factual circumstances.

       PROCEDURES. Responsibility for certain administrative aspects of proxy voting rests with USBAM's Proxy Voting Administration Committee, which reports to the Investment Policy Committee. The Proxy Voting Administration Committee also supervises the relationship with two outside firms that assist with the process, ISS and ADP Financial Services. These firms apprise USBAM of shareholder meeting dates, forward proxy voting materials, provide USBAM with research on proxy proposals and voting recommendations and cast the actual proxy votes. ISS also serves as USBAM's proxy voting record keeper and generates reports on how proxies were voted.

       CONFLICTS OF INTEREST. As an affiliate of U.S. Bancorp, currently the eighth largest financial services holding company in the United States, USBAM recognizes that there are numerous situations wherein it may have a theoretical or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise. Directors and officers of such companies also may have personal or familial relationships with the U.S. Bancorp enterprise and its employees that could give rise to conflicts of interest.

       Although USBAM strongly believes that, regardless of such real or theoretical conflicts of interest, it would always vote proxies in its clients' best interests, by adopting ISS's policies and generally deferring to ISS's recommendations, USBAM believes the risk related to conflicts will be minimized.

       To further minimize this risk, the Investment Policy Committee has also reviewed ISS's conflict avoidance policy and has concluded that it adequately addresses both the theoretical and actual conflicts of interest the proxy voting service may face.

       In the event an extraordinary situation arises in which (1) the Investment Policy Committee determines it is necessary in clients' best interests to override a standard policy or (2) it is determined that ISS faces a material conflict of interest with respect to a specific vote, the Investment Policy Committee will direct ISS how to vote. Before doing so, however, the Proxy Voting Administration Committee will confirm that USBAM and the Investment Policy Committee face no material conflicts of the nature discussed above.

       If the Proxy Voting Administration Committee concludes a material conflict does exist, it will recommend a course of action designed to address the conflict to the Investment Policy Committee. Such actions could include, but are not limited to:

-   Obtaining instructions from the affected clients on how to vote the proxy;
- Disclosing the conflict to the affected clients and seeking their consent to permit USBAM to vote the proxy;
-   Voting in proportion to the other shareholders;
- Recusing an Investment Policy Committee member from all discussion or consideration of the matter, if the material conflict is due to such person's actual or potential conflict of interest; or
-   Following the recommendation of a different independent third party.

       In addition to all of the above, members of the Investment Policy Committee and the Proxy Voting Administration Committee must notify USBAM's Chief Compliance Officer of any direct, indirect or perceived improper influence made by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how USBAM should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to the USBAM Chief Executive Officer and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities. In all cases, the Investment Policy Committee shall not consider any improper influence in determining how to vote proxies and will vote in the best interests of clients.

REVIEW AND REPORTS

       On a calendar quarterly basis, the Proxy Voting Administration Committee will review the proxy voting record to assess a number of matters, including the following:

-   Whether proxy statements were timely forwarded to ISS;
-   Whether proxy votes were cast on a timely basis;
-   Whether proxy votes were cast consistent with the policies; and
- Where the guidelines were overridden, whether such vote was communicated to ISS in a timely manner and voted consistent with the communication.

       The Proxy Voting Administration Committee will prepare a report on this review for submission to the Investment Policy Committee. Such report will also review all identified conflicts and how they were addressed during the quarter.

       The Investment Policy Committee, on a calendar quarterly basis, will review the report of the Proxy Voting Administration Committee, as well as ISS's proxy voting policies and conflict of interest policies. The purpose of this review is to ensure USBAM is voting proxies in a timely and responsive manner in the best interests of clients. With respect to the review of votes cast on behalf of investments by the First American family of mutual funds, such review will also be reported to the independent Board of Directors of the First American Funds.

       The actual proxy voting records of the First American Funds will be filed with the U.S. Securities Exchange Commission and will be available to shareholders after June 30, 2004. Such records will be available on the First American Funds' website at www.firstamericanfunds.com and on the SEC's website at www.sec.gov.

       USBAM's separately managed account clients should contact their relationship manager for more information on USBAM's policies and the proxy voting record for their account.

                       ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1.     AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:
- An auditor has a financial interest in or association with the company, and is therefore not independent
-   Fees for non-audit services are excessive, or
- There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.     BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.     SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.

4.     PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.     POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.     MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.     REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.
Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.     CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

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DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
- It is intended for financing purposes with minimal or no dilution to current shareholders
- It is not designed to preserve the voting power of an insider or significant shareholder

9.     EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
-   Historic trading patterns
-   Rationale for the repricing
-   Value-for-value exchange
-   Option vesting
-   Term of the option
-   Exercise price
-   Participation

EMPLOYEE STOCK PURCHASE PLANS
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:
-   Purchase price is at least 85 percent of fair market value
-   Offering period is 27 months or less, and
-   Potential voting power dilution (VPD) is ten percent or less.
Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.    SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

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ITEM 8 - Reserved.

ITEM 9--CONTROLS AND PROCEDURES

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

    RESPONSE: The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely. Notwithstanding this conclusion, the registrant's Principal Executive Officer and Principal Financial Officer seek continuous improvements to the registrant's disclosure controls and procedures.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

    RESPONSE: There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10 - EXHIBITS

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge.

RESPONSE: Attached hereto.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for PEO/PFO).

RESPONSE: Attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Municipal Income Portfolio Inc.

By:   /s/ Thomas S. Schreier, Jr.
      ----------------------------
      Thomas S. Schreier, Jr.
      President

Date: April 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Thomas S. Schreier, Jr.
      ----------------------------
      Thomas S. Schreier, Jr.
      President

Date: April 8, 2004

By:   /s/ Joseph M. Ulrey III
      ----------------------------
      Joseph M. Ulrey III
      Treasurer

Date: April 8, 2004